UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

Gritstone bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38663	47-4859534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5959 Horton Street, Suite 300

Emeryville, California 94608

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 871-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRTS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On January 4, 2022, Gritstone bio, Inc. (the “Company” or “Gritstone”) announced positive clinical results from the first cohort of its Phase 1 Study (CORAL-BOOST) evaluating a T cell-enhanced self-amplifying mRNA (samRNA) vaccine against COVID-19. A copy of the press release with the foregoing announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Spokespersons of Gritstone plan to present the information in the presentation slides attached hereto as Exhibit 99.2 at various upcoming investor and analyst meetings previously announced by the Company. A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 4, 2022

99.2	Presentation Slides January 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRITSTONE BIO, INC.

Date: January 4, 2022	By:	/s/ Andrew Allen
Andrew Allen
President and Chief Executive Officer